SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): August 28, 2000

                             UNICO, INCORPORATED
        ______________________________________________________________
            (Exact name of registrant as specified in its charter)


      Arizona                     000-30239                  86-0205130
________________________    ________________________    ____________________
   (State of                    (Commission              (I.R.S. Employer
   Incorporation)                File Number)            Identification No.)


        6475 Grandview Avenue, P.O. Box 777, Magalia, California 95954
    ______________________________________________________________________
                   (Address of principal executive offices)


                                (530) 873-4394
             ____________________________________________________
             (Registrant's telephone number, including area code)



       ______________________________________________________________
        (Former name or former address, if changed since last report)

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Item 2.   Acquisition or Disposition of Assets.

On August 28, 2000, Unico, Incorporated entered into a Sales Agreement to purchase approximately 680 acres of raw ground (the "Property") located in Piute County, State of Utah, adjacent to the existing mining property leased by Unico, Incorporated. The Sales Agreement and related Promissory Note were made effective retroactively to July 8, 2000.

Unico, Incorporated is purchasing the Property for the purpose of establishing a mill site on the Property and to use as a place to store waste rock from mining operations, and for other general mining and business purposes.

The Property is being purchased from Tech-Sym Corporation of Houston, Texas. There is no present material relationship between Tex-Sym Corporation and Unico, Incorporated or any of Unico, Incorporated's directors, officers, associates or their affiliates involving anything other than Unico, Incorporated's purchase of the Property.

The Property is being purchased for $200,000 of which $50,000 has been paid in the form of a down payment, and the balance of $150,000 is to be paid to Tex-Sym Corporation according to the terms and conditions of a Promissory Note which requires that the entire unpaid principal balance be paid in full on or before April 20, 2001. No interest is being charged on the $150,000 deferred portion of the purchase price, provided that the remaining balance is paid in full timely. In the event of a default, interest shall be charged at the rate of 12% per annum. The purchase price and the other terms of the purchase were established through arms' length negotiations between the parties.

Unico, Incorporated obtained the $50,000 necessary for the down payment on the purchase of this Property by borrowing the $50,000 from Ray C. Brown who serves as the Chief Executive Officer of Unico, Incorporated. Mr. Brown has loaned the $50,000 to Unico, Incorporated on an interest free basis.

To the best of Unico, Incorporated's knowledge, Tex-Sym Corporation previously held the Property for investment purposes only, and it did not use the Property for any mining operations, ranching operations or for any other purpose.

Item 7.   Financial Statements and Exhibits.

     (c)     Exhibits                                   Exhibit No.
          (1)     Sales Agreement                       10.1
          (2)     Promissory Note                       10.2

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNICO, INCORPORATED
                                     (Registrant)


Date: September 1, 2000              By:  /s/ Ray C. Brown
                                        __________________________________
                                        Ray C. Brown
                                        Chief Executive Officer and
                                        Principal Financial and Accounting
                                        Officer

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